SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                          APRIL 7, 2004 (APRIL 5, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



          OKLAHOMA                   1-13726                   73-1395733
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  (State or other jurisdiction   (Commission File No.)        (IRS Employer
        of incorporation)                                   Identification No.)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA               73118
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      (Address of principal executive offices)                   (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER MATTERS


Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on April 5, 2004. The following was included in the Press Release:


                     CHESAPEAKE ENERGY CORPORATION ANNOUNCES
                       FIRST QUARTER 2004 EARNINGS RELEASE
                               AND CONFERENCE CALL

OKLAHOMA CITY, OKLAHOMA, APRIL 5, 2004 - Chesapeake Energy Corporation (NYSE:CHK) has scheduled its first quarter 2004 earnings release to be issued after the close of trading on the New York Stock Exchange on Monday, April 26, 2004.

A conference call is scheduled for Tuesday morning, April 27 at 9:00 am EDT to discuss the release. The telephone number to access the conference call is
913.981.5572. We encourage those who would like to participate in the call to place your calls between 8:50 and 9:00 am EDT.

For those unable to participate in the conference call, a replay will be available for audio playback at 12:00 pm EDT on Tuesday, April 27, 2004 and will run through midnight Friday, May 14, 2004. The number to access the conference call replay is 719.457.0820; passcode for the replay is 149305.

The conference call will also be simulcast live on the Internet and can be accessed by going directly to the Chesapeake website at WWW.CHKENERGY.COM and selecting "Conference Calls" under the "Investor Relations" section. The webcast of the conference call will be available on our website indefinitely.



CHESAPEAKE ENERGY CORPORATION IS ONE OF THE FIVE LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE U.S. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, PERMIAN BASIN, SOUTH TEXAS AND TEXAS GULF COAST REGIONS OF THE UNITED STATES.

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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CHESAPEAKE ENERGY CORPORATION



                                          By:     /S/ AUBREY K. MCCLENDON
                                              ---------------------------------
                                                      Aubrey K. McClendon
                                                    Chairman of the Board and
                                                     Chief Executive Officer

Dated:        April 7, 2004

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